UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

GALAXY NEXT GENERATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56006	61-1363026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Galaxy Next Generation, Inc.

285 Big A Road

Toccoa, Georgia 30577

 (Address of principal executive offices and zip code)

(706) 391-5030

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company [ ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, pursuant to the terms of a Securities Purchase Agreement, initially dated as of August 18, 2020 and amended and restated as of October 9, 2020 (the "Securities Purchase Agreement"), between Galaxy Next Generation, Inc. (the "Company") and YA II PN, LTD. (the "Selling Stockholder"), the Company issued and sold a Convertible Debenture (the "Initial Convertible Debenture") to the Selling Stockholder in the aggregate principal amount of $500,000. The Initial Convertible Debenture was issued with a 7.0% original issue discount, resulting in net proceeds to the Company of $465,000. Pursuant to the Securities Purchase Agreement, the Selling Stockholder had agreed, subject to customary closing conditions, to purchase from the Company an additional $1,200,000 Convertible Debenture (the "Second Convertible Debenture," and together with the Initial Convertible Debenture, the "Convertible Debentures") having the same terms as the Initial Convertible Debenture  upon a registration statement registering the shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") issuable upon conversion of the Convertible Debentures (the "Conversion Shares") being declared effective by the U.S. Securities and Exchange Commission (the "SEC").

On October 30, 2020, the Company closed on the sale of the Second Convertible Debenture to the Selling Stockholder and issued the Second Convertible Debenture, which matures on October 30, 2021, to the Selling Stockholder with a total principal amount of $1,200,000, a 7% original issue discount and an interest rate of 8% per annum, which resulted in net proceeds to the Company of $1,116,000, before deducting legal fees and expenses.

The Convertible Debentures are secured by a security interest in all of the assets of the Company and each of the Company's subsidiaries as evidenced by the Securities Purchase Agreement and subject to the security agreement executed by the Company and each of the Company's subsidiaries, initially dated as of August 18, 2020 and amended and restated as of October 9, 2020 (the "Security Agreement").

The holder of the Convertible Debentures, has the right, subject to certain limitations, at any time to convert all or a portion of the Convertible Debentures, up to $350,000 of the outstanding and unpaid Conversion Amount (as defined below) in any 30 day calendar period, into fully paid and nonassessable shares of Common Stock, below an initial price of $0.47 (subject to adjustment, the "Fixed Conversion Price"), provided however that the holder will not be limited to conversions in the aggregate of $350,000 for conversions at the Fixed Conversion Price. The number of shares of Common Stock issuable upon conversion of any Conversion Amount will be determined by dividing (x) such Conversion Amount by (y) the Fixed Conversion Price or (z) the Market Conversion Price, as applicable. The "Conversion Amount" means the portion of the principal and accrued interest to be converted, redeemed or otherwise with respect to which this determination is being made. The "Market Conversion Price" means, as of any conversion date or other date of determination, 80% of the lowest VWAP (as defined in the Convertible Debentures) of the Common Stock during the 10 Trading Days immediately preceding the Conversion Date as defined in the Convertible Debentures. The Selling Stockholder, together with any affiliate, will also be limited from beneficially owning more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest (potentially limiting the Selling Stockholder' conversion right).

The Company at its option has the right to redeem (a "Redemption"), in whole or in part, subject to certain notice requirements, outstanding principal and interest under the Convertible Debentures prior to October 30, 2021 (the "Maturity Date") provided that as of the date of the Selling Stockholder' receipt of a Redemption notice the VWAP of the Company' Common Stock is less than the Fixed Conversion Price and there is no Equity Conditions Failure (as defined in the Convertible Debentures). The Company will pay an amount equal to the principal amount being redeemed plus a redemption premium equal to 15% of the outstanding principal amount being redeemed plus outstanding and accrued interest (the "Redemption Premium"). Other than as specifically permitted by the Convertible Debentures, the Company may not prepay or redeem any portion of the outstanding principal amount of the Convertible Debentures without the prior written consent of the Selling Stockholder..

The Convertible Debentures contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Debentures, the breach of any material representation or warranty contained therein, the bankruptcy or insolvency of the Company, failure to timely file and maintain effectiveness of a registration statement for the Conversion Shares, the suspension of trading of Common Stock, and a change of control of the Company (each, an "Event of Default"). If any Event of Default occurs, subject to any cure period, the full outstanding principal amount, together with interest (including default interest of 15% per annum) and other amounts owing in respect thereof to the date of acceleration will become, at the Selling Stockholder' election, immediately due and payable in cash.

The Fixed Conversion Price of the Convertible Debentures is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Company's Common Stock and certain dilutive issuances.

Pursuant to the terms of a registration rights agreement entered into between the Company and the Selling Stockholder, initially dated as of August 18, 2020 and amended and restated as of October 9, 2020 (the "Registration Rights Agreement"), on October 10, 2020 the Company filed a Registration Statement on Form S-1 (File No. 333-249561) (as amended, the "Registration Statement") registering the Conversion Shares, which was declared effective by the SEC on October 29, 2020.

The foregoing description of the Convertible Debentures, the Securities Purchase Agreement, the Security Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the Form of Convertible Debenture, the Securities Purchase Agreement, the Security Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference in this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Convertible Debentures and the Conversion Shares is incorporated by reference into this Item 3.02.

The Company issued the Second Convertible Debenture to the Selling Stockholder in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Company relied on this exemption from registration for private placements based in part on the representations made by the Selling Stockholder, including the representations with respect to the Selling Stockholder’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Selling Stockholder’s investment intent.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit	Description
4.1	Form of Secured Convertible Debenture (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2020)
10.1

Amended and Restated Securities Purchase Agreement, dated as of October 9, 2020, between Galaxy Next Generation, Inc. and YA II PN, LTD (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2020).

10.2

Amended and Restated Security Agreement, dated as of October 9, 2020, by and among Galaxy Next Generation, Inc, Interlock Concepts Inc., Elhert Solutions Group, Galaxy MS, Inc. and YA II PN, LTD (incorporated herein by reference to Exhibit 10.2 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2020).

10.3

Amended and Restated Registration Rights Agreement, dated as of October 9, 2020, between Galaxy Next Generation, Inc. and YA II PN, LTD (incorporated herein by reference to Exhibit 10.3 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY NEXT GENERATION, INC.

Dated: November 2, 2019
	By:	/s/ Magen McGahee
Magen McGahee, Chief Operating Officer, Chief Financial Officer and Secretary